Supplement to the

Fidelity® Tax-Free Money Market Fund (FMOXX)

A Class of shares of Fidelity Cash Management Funds: Tax-Exempt Fund

A Fund of Fidelity Newbury Street Trust

STATEMENT OF ADDITIONAL INFORMATION

December 29, 2012

The following information replaces the second paragraph found in the "Fund Holdings Information" section on page 33.

The fund will provide a full list of holdings as of the last day of the previous month on www.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

TFMB-13-01  April 1, 2013
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